UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Montpelier House

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 296-5550

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2011 Annual General Meeting of Members (the “2011 Annual Meeting”) of Montpelier Re Holdings Ltd. (the “Company”) was held on May 18, 2011.  The following summarizes each of the 2011 Annual Meeting proposals and the voting results thereon:

I. Proposal for Election of Class C Directors

Our Bye-laws provide for a classified board of directors, divided into three classes of approximately equal size.  Our Shareholders voted to fix the number of directors at twelve and elected four Class C directors, each of whom shall serve until (i) the Company’s Annual General Meeting of Members in 2014 or (ii) his earlier resignation.  The table below details the voting results.

Nominee	Votes For	Votes Against	Abstain	Non-Votes

Clement S. Dwyer Jr.	53,247,355	723,919	17,337	5,181,821

Christopher L. Harris	53,631,248	338,675	18,688	5,181,821

J. Roderick Heller III	53,254,701	716,303	17,607	5,181,821

Ian M. Winchester	53,260,793	708,998	18,820	5,181,821

II. Proposal Regarding Appointment of an Independent Auditor

Our Shareholders voted to approve the appointment of PricewaterhouseCoopers as the Company’s Independent Auditor for 2011, and have authorized the Company’s board of directors, acting by the Company’s Audit Committee, to set their remuneration.  The table below details the voting results.

Votes For	Votes Against	Abstain	Non-Votes
58,288,517	833,704	48,211	0

III. Proposal Regarding Advisory Vote to Approve Executive Compensation

Our Shareholders voted to adopt the following non-binding resolution to approve the compensation of the Company’s Named Executive Officers as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, in each case set forth in the Company’s 2011 Proxy Statement for the 2011 Annual Meeting:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

The table below details the voting results.

Votes For	Votes Against	Abstain	Non-Votes
49,694,261	1,417,978	2,876,372	5,181,821

IV.  Proposal Regarding Advisory Vote on the Frequency of Advisory Vote to Approve Executive Compensation

Our Shareholders voted to recommend that the Company provide the Shareholders with an annual advisory vote to approve compensation paid to the Company’s named executive officers.

The table below details the voting results.

1YR	2YRS	3YRS	Abstain	Non-Votes
47,119,811	56,995	3,935,961	2,875,844	5,181,821

The Board of Directors has determined that a non-binding, advisory vote on the compensation of the Company’s named executive officers will occur on an annual basis until the next required advisory vote on the frequency of advisory votes to approve executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

May 19, 2011	By:	/s/ Jonathan B. Kim
Date	Name:	Jonathan B. Kim
	Title:	General Counsel and Secretary